                                                                    EXHIBIT 99.8


CASE NAME:       KEVCO DISTRIBUTION, LP                            ACCRUAL BASIS

CASE NUMBER:     401-40789-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                       JANUARY 22, 2002
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
---------------------------------------            -----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                       JANUARY 22, 2002
---------------------------------------            -----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 1

CASE NUMBER:     401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED          MONTH             MONTH            MONTH
ASSETS                                                        AMOUNT           OCT-01            NOV-01           DEC-01
------                                                     ------------     ------------      ------------     ------------
1.  Unrestricted Cash (FOOTNOTE)                                 41,421                0                 0                0
2.  Restricted Cash
3.  Total Cash                                                   41,421                0                 0                0
4.  Accounts Receivable-Net (FOOTNOTE)                       17,545,859          314,759           314,759          314,759
5.  Inventory (FOOTNOTE)                                     27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                                236,697
8.  Other (Attach List)                                         303,392
9.  Total Current Assets                                     45,738,408          314,759           314,759          314,759
10. Property, Plant & Equipment                              22,049,500        9,739,582         9,739,582        9,739,582
11. Less: Accumulated Depreciation/Depletion                 (6,151,901)        (844,526)         (844,526)        (844,526)
12. Net Property, Plant & Equipment (FOOTNOTE)               15,897,599        8,895,056         8,895,056        8,895,056
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)          5,741,869          481,876           481,876          481,876
15. Other (Attach List)                                     100,961,429      124,266,400       124,230,864      124,215,962
16. Total Assets                                            168,339,305      133,958,091       133,922,555      133,907,653

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                     413,580           413,580          413,580
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                             1,705,946         1,705,946        1,705,946
23. Total Post Petition Liabilities                                            2,119,526         2,119,526        2,119,526

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                  75,885,064       14,891,816        13,358,109       13,448,255
25. Priority Debt (FOOTNOTE)                                  1,412,879
26. Unsecured Debt                                           19,966,456       18,555,081        18,555,081       18,555,081
27. Other (Attach List)                                     243,205,150      244,988,081       244,988,081      244,988,081
28. Total Pre Petition Liabilities                          340,469,549      278,434,978       276,901,271      276,991,417
29. Total Liabilities                                       340,469,549      280,554,504       279,020,797      279,110,943

EQUITY

30. Pre Petition Owners' Equity                                             (172,130,244)     (172,130,244)    (172,130,244)
31. Post Petition Cumulative Profit Or (Loss)                                (33,655,068)      (33,690,604)     (33,705,506)
32. Direct Charges To Equity (FOOTNOTE)                                       59,188,899        60,722,606       60,632,460
33. Total Equity                                                            (146,596,413)     (145,098,242)    (145,203,290)
34. Total Liabilities and Equity                                             133,958,091       133,922,555      133,907,653

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                          SUPPLEMENT TO

CASE NUMBER:     401-40789-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                            SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                        AMOUNT           OCT-01           NOV-01           DEC-01
------                                                     ------------     ------------     ------------     ------------
A.      Inventory Vendor Deposit                                130,000
B.      Leased Facility Deposit                                 173,392
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                     303,392                0                0                0

A.      Goodwill: Shepherd Products                           5,223,119
B.      Goodwill: DARCO                                         518,750
C.      Capitalized Lease                                                        481,876          481,876          481,876
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                        5,741,869          481,876          481,876          481,876

A.      Intercompany Receivables (FOOTNOTE)                 100,961,429      124,266,400      124,230,864      124,215,962
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                100,961,429      124,266,400      124,230,864      124,215,962

POST PETITION LIABILITIES

A.      Accrued Liabilities                                                      588,787          588,787          588,787
B.      Long Term Leases                                                       1,107,492        1,107,492        1,107,492
C.      Accrued Interest: Bank                                                     9,667            9,667            9,667
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                          1,705,946        1,705,946        1,705,946

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                        114,705,150      116,488,081      116,488,081      116,488,081
B.      10 3/8% Senior Sub. Notes                           105,000,000      105,000,000      105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                          23,500,000       23,500,000       23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                       243,205,150      244,988,081      244,988,081      244,988,081

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 2

CASE NUMBER:     401-40789-BJH-11


INCOME STATEMENT

                                                      MONTH             MONTH             MONTH            QUARTER
REVENUES                                              OCT-01            NOV-01            DEC-01            TOTAL
--------                                              ------            ------            ------           -------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing                                1,937               570               480             2,987
11. General & Administrative                           6,564               891             6,855            14,310
12. Rent & Lease                                                                           4,133             4,133
13. Other (Attach List)
14. Total Operating Expenses                           8,501             1,461            11,468            21,430
15. Income Before Non-Operating
    Income & Expense                                  (8,501)           (1,461)          (11,468)          (21,430)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                   52,356                                                52,356
17. Non-Operating Expense (Att List)                                    34,075             3,434            37,509
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                       52,356           (34,075)           (3,434)           14,847

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                                 43,855           (35,536)          (14,902)           (6,583)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                         SUPPLEMENT TO

CASE NUMBER:     401-40789-BJH-11                              ACCRUAL BASIS - 2


INCOME STATEMENT

                                                      MONTH             MONTH             MONTH            QUARTER
OPERATING EXPENSES                                    OCT-01            NOV-01            DEC-01            TOTAL
------------------                                    ------            ------            ------           -------
A.
B.
C.
D.
E.

TOTAL OTHER OPERATING EXPENSES - LINE 13

OTHER INCOME & EXPENSES

A.    Collection of Bad Debts                         52,356                                                52,356
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16                  52,356                                                52,356

A.    Reduction of Inventory Escrow (FOOTNOTE)                          34,075                              34,075
B.    Miscellaneous Expense                                                                3,434             3,434
C.
D.
E.

TOTAL NON-OPERATING EXPENSE - LINE 17                                   34,075             3,434            37,509

A.
B.
C.
D.
E.

TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 3

CASE NUMBER:     401-40789-BJH-11


CASH RECEIPTS AND                           MONTH            MONTH            MONTH            QUARTER
DISBURSEMENTS                               OCT-01           NOV-01           DEC-01            TOTAL
-----------------                           ------           ------           ------           -------
1.  Cash - Beginning Of Month                             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION LP           SUPPLEMENT TO ACCRUAL BASIS -3
                                                 DECEMBER, 2001
CASE NUMBER:     401-40789-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP       MFG        MGMT       HOLDING   COMP   KEVCO INC     TOTAL
                                                -------     -------    ---------    -------   ----   ---------    ---------
1.  CASH-BEGINNING OF MONTH                          --     150,799    3,503,332         --     --       1,000    3,655,131

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                       --          --                                                      --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                     --          --                                                      --
4.  POST PETITION                                                --                                                      --

5.  TOTAL OPERATING RECEIPTS                         --          --           --         --     --          --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                             --                                                      --
7.  SALE OF ASSETS                                               --                                                      --
8.  OTHER                                        9,494        2,086        5,383         --     --          --       16,963
     INTERCOMPANY TRANSFERS                     10,062         (594)      (9,468)        --                              --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                                9,494                                         --
             INTEREST INCOME                                               5,383

9.  TOTAL NON OPERATING RECEIPTS                 19,556       1,492       (4,085)        --     --          --       16,963

10. TOTAL RECEIPTS                               19,556       1,492       (4,085)        --     --          --       16,963

11. CASH AVAILABLE                               19,556     152,291    3,499,247         --     --       1,000    3,672,094

OPERATING DISBURSEMENTS
12. NET PAYROLL                                                           18,582                                     18,582
13. PAYROLL TAXES PAID                                           --        6,780                                      6,780
14. SALES, USE & OTHER TAXES PAID                    14          --                                                      14
15. SECURED/RENTAL/LEASES                         4,133          --        5,789                                      9,922
16. UTILITIES                                       216         172          194                                        582
17. INSURANCE                                                    --      147,956                                    147,956
18. INVENTORY PURCHASES                                          --                                                      --
19. VEHICLE EXPENSE                                              --                                                      --
20. TRAVEL                                                       --                                                      --
21. ENTERTAINMENT                                                --                                                      --
22. REPAIRS & MAINTENANCE                                        --                                                      --
23. SUPPLIES                                                     --                                                      --
24. ADVERTISING                                                                                                          --
25. OTHER                                        15,193         887       13,077        --      --          --       29,157
          LOAN PAYMENTS                                          --           --                                         --
             FREIGHT                                             --                                                      --
             CONTRACT LABOR                                      --                                                      --
             401 K PAYMENTS                                      --                                                      --
             PAYROLL TAX ADVANCE ADP                                                                                     --
             WAGE GARNISHMENTS                                                                                           --
             MISC.                               15,193         887       13,077                                     29,157

26. TOTAL OPERATING DISBURSEMENTS                19,556       1,059      192,378         --     --          --      212,993

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                            --      131,601                                    131,601
28. US TRUSTEE FEES                                              --                                                      --
29. OTHER                                                                                                                --
30. TOTAL REORGANIZATION EXPENSE                     --          --      131,601         --     --          --      131,601

31. TOTAL DISBURSEMENTS                          19,556       1,059      323,979         --     --          --      344,594

32. NET CASH FLOW                                    --         433     (328,064)        --     --          --     (327,631)

33. CASH- END OF MONTH                               --     151,232    3,175,268         --     --       1,000    3,327,500

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 4

CASE NUMBER:     401-40789-BJH-11

                                              SCHEDULED           MONTH           MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT            OCT-01          NOV-01        DEC-01
-------------------------                     ----------          ------          ------        ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +                                                         314,759         314,759       314,759
5.   Total Accounts Receivable                17,545,859          314,759         314,759       314,759
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)     17,545,859          314,759         314,759       314,759

AGING OF POST PETITION                                       MONTH:  DECEMBER-01
TAXES AND PAYABLES                                                 -------------

                                  0 - 30             31 - 60             61 - 90              91 +
TAXES PAYABLE                      DAYS               DAYS                DAYS                DAYS              TOTAL
-------------                     ------             -------             -------              ----              -----
1.   Federal
2.   State
3.   Local
4.   Other (See Below)            413,580                                                                       413,580
5.   Total Taxes Payable          413,580                                                                       413,580
6.   Accounts Payable                                                                                                 0

                                                             MONTH: DECEMBER-01
                                                                   ------------
STATUS OF POST PETITION TAXES

                                        BEGINNING TAX    AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                   LIABILITY*     AND/OR ACCRUED        (AMOUNT PAID)     LIABILITY
-------                                 -------------    ---------------       -------------     ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property (FOOTNOTE)                  413,580                                               413,580
13. Personal Property
14. Other (Attach List)
15. Total State And Local                     413,580                                               413,580
16. Total Taxes                               413,580                                               413,580

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 5

CASE NUMBER:     401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:    DECEMBER-01
                                                                 ---------------

BANK RECONCILIATIONS                              Account # 1        Account # 2
--------------------                            -----------------    -----------
A.  BANK:                                                                              Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                                                                     (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                                   0
6.  Number of Last Check Written


INVESTMENT ACCOUNTS

                                             DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER               OF PURCHASE    INSTRUMENT   PURCHASE PRICE     CURRENT VALUE
---------------------------               -----------    ----------   --------------     -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                           0

CASH

12. Currency On Hand                                                                            0
13. Total Cash - End of Month                                                                   0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 6

CASE NUMBER:     401-40789-BJH-11                          MONTH:    DECEMBER-01
                                                                 ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                    TYPE OF       AMOUNT      TOTAL PAID
         NAME                       PAYMENT        PAID        TO DATE
         ----                       -------       ------      ----------
1.    Martin, Steve                 Payroll                       99,229
2.    Martin, Steve                 Exp. Reimb.                    1,390
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                 100,619

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                           TOTAL
                               AUTHORIZING      AMOUNT     AMOUNT     TOTAL PAID    INCURRED
             NAME                PAYMENT        APPROVED    PAID       TO DATE      & UNPAID*
             ----              -----------      --------   ------     ----------    ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                             SCHEDULED    AMOUNTS       TOTAL
                              MONTHLY      PAID         UNPAID
                             PAYMENTS     DURING         POST
   NAME OF CREDITOR             DUE        MONTH       PETITION
   ----------------          --------     -------     ----------
1.  Bank of America                                   13,448,255
2.  Less Payable                                            None
3.
4.
5.  (Attach List)
6.  TOTAL                                             13,448,255

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 7

CASE NUMBER:     401-40789-BJH-11
                                                             MONTH:  DECEMBER-01
QUESTIONNAIRE                                                      -------------

                                                                                  YES      NO
                                                                                  ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                        X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                    X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                X

5.   Have any Post Petition Loans been received by the debtor from any party?               X

6.   Are any Post Petition Payroll Taxes past due?                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                          X

8.   Are any Post Petition Real Estate Taxes past due?                                      X

9.   Are any other Post Petition Taxes past due?                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                     X

12.  Are any wage payments past due?                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                  YES      NO
                                                                                  ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                          X

2.   Are all premium payments paid current?                                        X

3.   Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                     CARRIER                     PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------                     -------                     --------------        --------------------------
Property                          Lexington, Allianz               5/29/00-3/1/02            Semi-Annual $26,485
Group Health                      Blue Cross/Blue Shield           Terminated 8/1/01                 N/A
Auto                              Liberty Mutual                   9/1/00-3/1/02             Semi-Annual $ 3,333
General Liability                 Liberty Mutual                   9/1/00-3/1/02             Semi-Annual $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP

CASE NUMBER:     401-40789-BJH-11

                                                        MONTH: DECEMBER 31, 2001
                                                              ------------------


                  FOOTNOTES SUPPLEMENT ACCRUAL BASIS


ACCRUAL
BASIS
FORM
NUMBER            LINE NUMBER           FOOTNOTE / EXPLANATION
-------           -----------           ----------------------
   1                  1                 Pursuant to the February 12, 2001 Order (1) Authorizing
   3                  1                 Continued Use of Existing Forms and Records; (2)
   2                  17A               Authorizing Maintenance of Existing Corporate Bank
                                        Accounts and Cash Management System; and (3) Extending
                                        Time to Comply with 11 U.S.C. Section 345 Investment
                                        Guidelines, funds in the Bank of America and Key Bank
                                        deposit accounts are swept daily into Kevco's lead
                                        account number 1295026976. The Bank of America lead
                                        account is administered by, and held in the name of,
                                        Kevco Management Co. (co-debtor, Case No.
                                        401-40788-BJH-11). Accordingly, all cash receipts and
                                        disbursements flow through Kevco Management's Bank of
                                        America DIP account. A schedule allocating receipts and
                                        disbursements among Kevco, Inc. and its subsidiaries is
                                        included in this report as a Supplement to Accrual Basis
                                        -3.

   1                  4                 As of July, the remaining accounts receivable are for
   4                  7                 commissions earned for the sale of consigned inventory.
                                        Although collection is uncertain, Debtor will maintain
                                        these receivables on the balance sheet until such time
                                        as the likelihood of collection can be more accurately
                                        determined.

   1                  5, 12             Pursuant to Asset Purchase Agreements approved by the
                                        Court (see prior Monthly Operating Reports for details),
                                        Debtor has sold most of its assets.

   1                  22                The Debtor records on its books accruals for certain
                                        liabilities based on historical estimates. While known
                                        creditors were listed on the Debtor's Schedules, the
                                        estimated amounts were not. Accordingly, for purposes of
                                        this report, the accrued liabilities are reflected as
                                        post-petition "Accrued Liabilities."

   1                  15A               Intercompany receivables/payables are from/to co-debtors
   1                  27A               Kevco Management Co. (Case No. 401-40788-BJH-11), Kevco
   7                  3                 Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                                        Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware,
                                        Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case
                                        No. 401-40786-BJH-11), Kevco Components, Inc. (Case No.
                                        401-40790-BJH-11), and Kevco, Inc. (Case No.
                                        401-40783-BJH-11).

   1                  18                Property tax owing is an accrual only and not yet due.
   4                  12

   1                  24                The direct charges to equity are due to secured debt
   1                  32                reductions pursuant to sales of Kevco Manufacturing,
                                        LP's operating divisions, the asset sale of the South
                                        Region of Kevco Distribution, as well as direct cash
                                        payments. The secured debt owed to Bank of America by
                                        Kevco, Inc. (Case No. 401-40783-BJH) has been guaranteed
                                        by all of its co-debtors (see Footnote 1,27A);
                                        therefore, the secured debt is reflected as a liability
                                        on all of the Kevco entities. The charge to equity is
                                        simply an adjustment to the balance sheet.

   1                  25                Pursuant to Order dated February 12, 2001 and
                                        Supplemental Order dated March 14, 2001, debtors were
                                        authorized to pay pre-petition salaries and wages up to
                                        a maximum of $4,300 per employee. Debtors were also (a)
                                        allowed to pay accrued vacation to terminated employees
                                        and (b) permitted to continue allowing employees to use
                                        vacation time as scheduled.
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